                                                                   EXHIBIT 10(A)



                          CREDIT AND SECURITY AGREEMENT
                                   (REVOLVER)


     CREDIT AND SECURITY AGREEMENT, dated as of July 9, 1997 (the "Agreement"), between Astrex, Inc., a Delaware corporation, having offices at 205 Express Street, Plainview, New York 11803 (the "Borrower"), T.F. Cushing, Inc., a Massachusetts corporation having offices at 126 Myron Street, West Springfield, Massachusetts 01089 ("TFCI") and Fleet National Bank, a national banking association, having offices at One Landmark Square, Stamford, Connecticut 06901 (the "Lender" or "Bank").

     The Borrower, TFCI and the Lender, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:


                              ARTICLE 1. THE LOANS

     1.1 CERTAIN DEFINITIONS. Certain capitalized terms used herein are defined in Appendix A attached hereto.

     1.2 REVOLVING CREDIT LOANS AND RESERVES. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of the Borrower contained herein, the Lender agrees to make available to the Borrower from time to time, prior to the Revolving Credit Loan Termination Date, upon the request of the Borrower, revolving credit loans (each a "Loan" or "Revolving Credit Loan" and collectively the "Loans" or "Revolving Credit Loans") in an aggregate principal amount not to exceed, at any one time outstanding, the Revolving Credit Maximum Amount. In addition to any of its other rights hereunder, the Borrower, pursuant to said terms and subject to said conditions, may borrow, repay and reborrow the Revolving Credit Loans up to, at any one time outstanding, the Revolving Credit Maximum Amount. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in its reasonable credit judgment, against the amount of Revolving Credit Loans which Borrower may otherwise request hereunder. Such reserves shall be calculated (as deductions) in determining the Borrowing Base.

     1.3 THE NOTE. The Loans, and the obligation of the Borrower to repay the Loans with interest, shall be evidenced by a revolving credit promissory note (such promissory note is hereinafter referred to as the "Note" which defined term shall also include such promissory note as it may be extended or otherwise amended, supplemented, or modified from time to time and also any notes (if any) given in extension, renewal, or substitution of such promissory note) in substantially the form of Exhibit A attached hereto.

     1.4 INTEREST. The aggregate unpaid principal balance of the Prime Rate Revolving

Credit Portion outstanding from time to time shall bear interest at a rate per annum equal to the Prime Rate in effect from time to time. If Borrower properly exercises its LIBOR Option in accordance with Section 1.6(b) below, the aggregate unpaid principal balance of the Libor Revolving Credit Portions outstanding from time to time shall bear interest at a rate per annum equal to the sum of (i) the Libor Rate applicable to each Libor Revolving Credit Portion for the corresponding Interest Period plus (ii) two percent (2%) (i.e., 200 basis points). Anything contained in this Agreement to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder and under the Note shall, at the option of the Lender, be increased to a rate per annum equal to the Revolving Credit Default Rate and any interest accruing at such Revolving Credit Default Rate shall be payable on demand.

     All computations of interest shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

     Anything contained in this Agreement or the Note to the contrary notwithstanding, the Lender does not intend to charge and the Borrower shall not be required to pay interest or other charges in excess of the maximum rate permitted by Applicable Law. Any payments in excess of such maximum shall be refunded to Borrower or credited against principal.

     1.5 PAYMENT OF PRINCIPAL AND INTEREST AND OTHER AMOUNTS. The Borrower shall pay the unpaid principal of all Revolving Credit Loans on the Revolving Credit Maturity Date. Interest on the Revolving Credit Loans shall be due and payable, in arrears, on each Revolving Credit Interest Payment Date and also on the Revolving Credit Maturity Date. (The Lender in its sole and absolute discretion may make a Loan to cover an interest payment due on a Revolving Credit Interest Payment Date; provided, that it is understood and agreed that the Lender shall have no obligation to do so). All payments of principal, interest, and other amounts due hereunder or under the Note shall be made without any deductions whatsoever, including, but not limited to, any deduction for any set-off, recoupment, or counterclaim. All payments shall be made in United States Dollars and immediately available funds. Unless the Lender otherwise agrees (and subject to Section 1.8 below), all payments shall first be applied to fees, costs and expenses which the Borrower is obligated to pay under the Financing Documents, then to accrued and unpaid interest and then to unpaid principal (nothing contained herein shall limit the rights of the Lender under Section 7.4). If any payment hereunder or under the Note or other Financing Document shall be specified to be made upon a day which is not a Business Day, it shall (subject to the provisions regarding Business Days in the definition of Interest Period) be made on the next succeeding day which is a Business Day and such extension of time shall in such case, to the extent applicable, be included in computing any interest in connection with such payment. The records of the Lender shall be prima facie evidence of the making of any Revolving Credit Loans, any accrued interest thereon, the amount of Loans bearing interest at the Prime Rate or with reference to the Libor Rate, and all principal and interest payments made in respect thereof; provided, that no failure of the Lender to timely record any transaction, or any error in any such recordation, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

     1.6 NOTICE OF BORROWING; AUTHORITY FOR BORROWING; LIBOR REQUESTS. (a) The Borrower shall give the Lender written (or, if acceptable to the Lender, telephonic) notice of the amount and date of each Revolving Credit Loan requested under the Revolving Credit Facility received no later than 12:00 p.m. on the date on which the requested Revolving Credit Loan is to be made, provided, that if all or any portion of such Loan is to be included (as of the making of such Loan) as part (or all) of a Libor Revolving Credit Portion, Borrower shall give the Lender at least two (2) Business Days prior notice of such requested Revolving Credit Loan and give to Lender a LIBOR Request pursuant to Section 1.6(b) below. Such notice shall be accompanied by a true and correct and current Borrowing Base Certificate (if acceptable to the Lender, the Borrowing Base Certificate can also serve as notice of the request of the Loan). Such Notice shall specify the proposed effective date and amount of such Revolving Credit Loan. (If requested by Lender (at its option) telephonic notice shall be followed by written confirmation.) No failure to give any such notice (or confirmation) or supply any such certificate shall impair the obligation of the Borrower to repay any Loan made by the Lender.

     The Lender may assume that any person whom the Lender in good faith believes is an employee or officer of the Borrower and who requests any Revolving Credit Loan is authorized to do so on behalf of the Borrower unless the Lender has received prior specific written notice from the Borrower to the contrary. Lender shall have no responsibility to verify the origin of any oral, electronic or other communication.

     (b) (i) Upon the conditions that: (1) Lender shall have received a LIBOR Request from Borrower at least two (2) Business Days prior to the first day of the Interest Period requested, (2) there shall have occurred no change in Applicable Law which would make it unlawful for Lender to obtain deposits of U.S. Dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and the first day of the Interest Period, there shall exist no Default or Event of Default, (4) Lender is able to determine the Libor Rate in respect of the requested Interest Period and (5) as of the first date of the Interest Period, there is no more than two (2) outstanding LIBOR Revolving Credit Portions including the LIBOR Revolving Credit Portion being requested, then interest on the LIBOR Revolving Credit Portion requested during the Interest Period requested will be based on the applicable LIBOR Rate. No LIBOR Revolving Credit Portion shall be less than $500,000.00.

     (ii) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify Lender for any loss, penalty or reasonable expense incurred by Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement, or due to any other failure to make a borrowing requested in a LIBOR Request or due to the prepayment or payment (including without limitation any payment after acceleration) of the applicable LIBOR Revolving Credit Portion prior to the last day of the applicable Interest Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the applicable LIBOR Revolving Credit Portion (or requested LIBOR Revolving Credit Portion).

     (iii) If any change in any Legal Requirement shall (1) make it unlawful for Lender to fund through the purchase of U.S. Dollar deposits any LIBOR Revolving Credit Portion or otherwise give effect to its obligations as contemplated under this Section 1.6(b) (or other applicable provision hereof) or (2) shall impose on Lender any additional restrictions on the amount of such a category of liabilities or assets which Lender may hold, then, in each such case, Lender may, by notice thereof to Borrower, terminate the LIBOR Option. If any change in any Legal Requirement shall impose of Lender any additional costs (not already taken into account under Eurocurrency Reserve Requirements) based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Revolving Credit Portion or there shall be imposed on Lender or the London interbank market any other condition (with respect to a Legal Requirement or otherwise) with respect to this Agreement or the Loans and the result of such condition is to impose any additional costs on the Lender (including any reduction in Lender's return), then Borrower shall, upon demand of Lender, pay to Lender the amount of any and all such additional costs. Also, at the Lender's option, any LIBOR Revolving Credit Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Prime Rate Revolving Credit Portions pursuant to Section 1.4 above. Borrower shall indemnify Lender against any loss, penalty or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain any LIBOR Revolving Credit Portion that is terminated under this paragraph.

     (iv) Lender shall receive payments of amounts of principal of and interest with respect to the LIBOR Revolving Credit Portions free and clear of, and without deduction for, any Taxes. If (1) Lender shall be subject to any Tax in respect of any LIBOR Revolving Credit Portion or any part thereof or (2) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Revolving Credit Portion shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by Borrower of such Tax and Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

     (v) Any amounts owed by Borrower under this Section 1.6(b) shall be due and payable upon demand. The Lender shall supply a certificate(s) or statement(s) to the Borrower setting forth any amount(s) so owed under this Section 1.6(b) and such certificate or statement shall be conclusive and binding upon the Borrower absent manifest error. Any amount(s) showing as owed in such certificate(s) or statement(s) shall be due and payable by the Borrower within fifteen (15) days after the applicable certificate or statement is sent.

     (c) Lender may, in Lender's discretion, permit electronic transmittal of instructions, authorization, agreements or reports to Lender. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

     1.7 OPTIONAL AND MANDATORY PREPAYMENTS. (a) The Borrower may optionally prepay the principal of Loans, in whole or in part, at any time, (i) in the case of the Prime Rate Loans, without penalty or premium and (ii) in the case of Libor Loans, accompanied by any payment(s) required by Section 1.6 above. All such prepayments shall first be applied to the Prime Rate Revolving Credit Portion and then to the LIBOR Revolving Credit Portion.

     (b) Borrower shall make any payments or prepayments required by Section 4.3 below or by any provision of any other applicable Financing Document.

     (c) Pursuant to Section 1.8 below, all payments with respect to Receivables or other Collateral shall be applied to the mandatory prepayment of the Loans. All such prepayments shall first be applied to the Prime Rate Revolving Credit Portion and then to the LIBOR Revolving Credit Portion.

     (d) To the extent that at any time the aggregate unpaid principal amount of the Loans shall exceed the Borrowing Base or otherwise shall exceed the Revolving Credit Maximum Amount, the Borrower shall immediately prepay the Loans (with such prepayment to be in the amount of such excess). The Borrower shall specify in writing that a prepayment is being made pursuant to this Section 1.7(d).

     (e) Amounts prepaid prior to the Revolving Credit Loan Termination Date on account of the Loans may, upon the terms and subject to the conditions of this Agreement, be reborrowed prior to such Date.

     1.8 PAYMENTS ON COLLATERAL. Upon the Borrower or TFCI (or any other Affiliate of Borrower or of TFCI or any Person acting for or in concert with the Borrower or TFCI) receiving any checks, notes, drafts, other instruments, cash, other monies or any other items of payment, representing payments on or otherwise with respect to or relating to any and all Receivables or any other Collateral, Borrower or TFCI, as the case may be, shall receive same in trust for the Lender and immediately upon receipt thereof shall (i) deliver same duly endorsed by Borrower or TFCI, as the case may be, for deposit, to Lender for immediate deposit in a cash collateral account established by the Lender (and same shall be deposited in such account), and (ii) if requested by the

Lender, forward to the Lender, on a daily basis, copies of all such items and deposit slips related thereto, together with a collection report in form and substance satisfactory to the Lender. All such checks, notes, drafts, other instruments, cash, other monies or other items of payment shall be the sole and exclusive property of the Lender immediately upon receipt of such items by the Borrower or TFCI and shall (at all times), until actually applied to the payment of the Secured Obligations as hereinafter set forth, be part of the Collateral securing the payment and performance of the Secured Obligations. After allowing two (2) days for collection of checks and other instruments, the Lender will credit (conditional upon final collection) all such payments to such collateral account. Such collateral account shall be a blocked account to which the Lender shall have sole access and sole dominion and control. The amounts in such account shall (unless otherwise determined by the Lender) be drawn upon by the Lender (at any time and from time to time and without the need for notice) and applied to the (i) prepayment or payment of the Revolving Credit Loans, (ii) the payment of interest on the Revolving Credit Loans (and any other amounts then due hereunder), and (iii), if a Default or Event of Default is then continuing, to the payment (or prepayment) of any other Secured Obligations; provided, that, after such application by the Lender (and provided further, no Event of Default then exists hereunder) the Borrower or TFCI, as the case may be, shall be entitled to any remaining amounts in such account (provided, it is understood that any balances in such account shall not accrue interest in favor of the Borrower or TFCI). (Nothing contained herein shall, or shall be interpreted or construed to, limit the unconditional obligation of the Borrower (or of any Guarantor) to pay all Secured Obligations in full when due, and if the amount in the collateral account is insufficient to pay all Secured Obligations then due Borrower shall immediately pay any deficiency; and, provided, further, that the Lender shall not be required to look to such account as its first source of repayment.) Nothing contained in this Section 1.8 shall be construed or interpreted to limit any right or remedy of the Lender under Section 8.15 hereof or under any other term or provision of any of the Financing Documents. Borrower shall pay all standard charges of the Lender for operating such account and other related charges.

     TFCI hereby agrees, notwithstanding the fact that it is a Guarantor and not the borrower of the Loans, that all payments on account of its Receivables (and its other applicable Collateral) shall be applied as set forth above.

     At the request of the Lender, which request may be made at any time (whether or not an Event of Default has occurred), the Borrower and TFCI shall enter into a lockbox arrangement with the Lender and, if such lockbox arrangements are so requested, the Borrower and TFCI shall cause each of their account debtors and other obligers to at all times send all of their payments directly to the lockbox. Such lockbox arrangements shall be pursuant to a lockbox agreement, in form and substance satisfactory to the Bank, to be entered into by the Lender, the Borrower and TFCI.

     1.9 LATE CHARGES. [Intentionally Omitted]

     1.10 FURTHER ASSURANCES. Each of the Borrower and TFCI hereby agrees to do and perform any and all acts and to execute any and all further instruments from time to time reasonably requested by the Lender to more fully effect the purposes of this Agreement.

     1.11 FEES. (a) The Borrower shall pay to the Lender a non-refundable one-time facility fee equal to Three Thousand Dollars ($3,000) payable on or before the Closing Date.


                    ARTICLE 2. REPRESENTATIONS AND WARRANTIES

     To induce the Lender to enter into this Agreement and to make the Revolving Credit Loans, the Borrower hereby represents and warrants to the Lender that, except as set forth in Schedule A attached hereto:

     2.1  CORPORATE   EXISTENCE  AND  POWER.   The  Borrower  and  each  of  its
Subsidiaries is, and will continue to be, a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and in good standing, and authorized to do business, in all other jurisdictions (the "Foreign
Jurisdictions"), if any, in which the property or assets owned, leased or operated by it or the nature of the business conducted by the Borrower requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Material Adverse Effect upon the Borrower or such Subsidiary, as the case may be. Borrower and each of its Subsidiaries has the corporate power and authority, the legal right, and all the requisite permits, authorizations, licenses and other general intangibles (as defined in the Connecticut UCC), without unusual restrictions or limitations, to own, operate and lease all of its material properties and assets, to conduct the business in which it is presently engaged or presently proposes to be engaged, and to execute, deliver and perform its obligations under all Financing Documents to which the Borrower or such Subsidiary is a party, and all such permits, authorizations, licenses and other general intangibles are in full force and effect.

     2.2 CORPORATE AUTHORITY; NO CONFLICTS; BINDING AGREEMENTS. The execution, delivery and performance by the Borrower and each Guarantor of this Agreement, the Note and any other Financing Document to which Borrower and/or any such Guarantor is a party, and any borrowings hereunder, have been duly authorized by all necessary corporate and, if required, stockholder action. The execution, and delivery and performance of this Agreement, the Note, and any other Financing Document to which Borrower and/or any Guarantor is a party, and any borrowings hereunder, are and will be within the Borrower's or any such Guarantor's, as the case may be, powers, corporate and otherwise, and do not and will not (i) violate any Applicable Law or Borrower's or such Guarantor's certificate of incorporation, by-laws or other organizational document or (ii) result in the breach of, conflict with, constitute a default under, or give rise to the right of acceleration or mandatory prepayment under, any material Contract or any judgment, decree or order which is binding upon the Borrower or any such Guarantor or to which the Borrower or any Guarantor or any of their respective properties may be subject, or result in the creation of any Lien (other than in favor of the Lender) upon any property or assets of the Borrower or any Guarantor pursuant to any Contract or any such judgment, decree or order. This Agreement has been, and the Note and each other Financing Document to which the Borrower and/or any

Guarantor is a party will be, duly executed and delivered on behalf of the Borrower or such Guarantor, as the case may be. This Agreement constitutes, and the Note and each other Financing Document to which the Borrower and/or any Guarantor is a party when executed and delivered, will constitute, a legal, valid and binding obligation of the Borrower or such Guarantor, as the case may be, enforceable against the Borrower in accordance with its terms. No Governmental Approval is or will be required in connection with the execution, delivery and performance of this Agreement or any other Financing Document or any borrowing hereunder.

     2.3 FINANCIAL CONDITION. The Financial Statements, copies of which have been furnished to the Lender, are true and correct in all material respects and fairly present the financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the results of the operations and cash flows of the Borrower and its Subsidiaries for the periods covered thereby, all in accordance with GAAP consistently applied (subject to normal year-end adjustments in the case of any interim financial statements). None of the Borrower or any Subsidiary has any material direct or contingent Liabilities not disclosed in the Financial Statements (including any notes thereto) or in Schedule A attached hereto other than Trade Debt arising in the ordinary course of business since March 31, 1997.

     2.4 NO ADVERSE CHANGE. Since March 31, 1997, no material, adverse change in the business, assets or other properties, Liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiary has occurred, no dividends, redemptions or other distributions have been declared or made to or with respect to any stockholders of the Borrower and no other event has occurred or failed to occur, which has had or could reasonably be expected to have in the future, either alone or in conjunction with all other such events and failures, a Material Adverse Effect upon the Borrower or any of its Subsidiaries or on any Financing Document.

     2.5 INFORMATION COMPLETE. Subject to any limitations stated therein or in connection therewith, all information (whether past financial statements, the financial statements delivered pursuant to Section 4.2 below or other information) furnished or to be furnished by the Borrower or any of its Subsidiaries in connection with, or pursuant to the terms hereof or any other Financing Document is, or will be at the time the same is furnished, as the case may be true, accurate and complete in all material respects necessary in order to make the information furnished, in the light of the circumstances under which such information is furnished, not misleading.

     2.6 COMPLIANCE WITH APPLICABLE LAWS. The Borrower and each of its Subsidiaries is in compliance, in all material respects, with all Applicable Laws.

     2.7 LITIGATION. There are not any actions, suits or legal, equitable, arbitration, or administrative proceedings, pending or, to the knowledge of the Borrower, threatened (nor, to the knowledge of the Borrower, is there any basis therefor) against or in any other way relating to or affecting the Borrower or any of its Subsidiaries or their respective businesses or any assets or other properties of the Borrower or any of its Subsidiaries or any Financing Document.

     2.8 BURDENSOME PROVISIONS; NO DEFAULT. None of the Borrower or any of its Subsidiaries is a party to or bound by any Contract or Applicable Law, that, either alone or in conjunction with any other such Contract or Applicable Law, has had or could reasonably be expected to have in the future a Material Adverse Effect upon the Borrower or such Subsidiary. None of Borrower or such Subsidiary is in default or breach of any material Contract where such breach or default, either alone or in conjunction with any other default or breach, has had or could reasonably be expected to have in the future a Material Adverse Effect upon the Borrower or such Subsidiary.

     2.9 NO ADVERSE FACT. Except as may be set forth in the Financial Statements (or in Schedule A), no fact or circumstance is known to the Borrower which, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have in the future a Material Adverse Effect upon the Borrower or any of its Subsidiaries or on any Financing Document.

     2.10 SUBSIDIARIES; OWNERSHIP. Schedule B sets forth any and all Subsidiaries of the Borrower. The capital stock of each such Subsidiary is owned entirely by the Borrower. Except for such Subsidiaries, the Borrower has not invested in the stock, common or preferred, of any other corporation, and there are no fixed, contingent or other obligations on the part of the Borrower or any of its Subsidiaries to issue any additional shares of its capital stock to any Person.

     2.11 EVENTS OF DEFAULT. No Event of Default or Default has occurred and/or is continuing.

     2.12 USE OF PROCEEDS. The Borrower shall use the proceeds of the Revolving Credit Loans only for the Permitted Uses, and no part of such proceeds will be used, in whole or in part, for the purpose of purchasing or carrying any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or otherwise in a manner which would violate any Regulations of such Board, including without limitation Regulations G, U, T and X.

     2.13 TITLE TO PROPERTY. The Borrower and each of its Subsidiaries has good and marketable title to all properties and assets they respectively purport to own, and a valid leasehold interest in, all of its assets and other properties it purports to have a leasehold interest in. Such assets and other properties are subject to no Liens other than Permitted Liens.

     2.14 TAXES. Except for the specified Pennsylvania and Connecticut Tax Returns, the Borrower has filed or caused to be filed all Federal, state and local and foreign tax returns and reports required to have been filed by it or any of its Subsidiaries and has paid or caused to be paid all taxes, assessments, fees and other governmental charges payable by it or any of its Subsidiaries which have become due, other than those not yet delinquent and those due that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP. The Borrower has paid or has provided adequate reserves for the payment of all Federal, State, local and foreign income taxes applicable to the Borrower or any of its Subsidiaries for all prior fiscal years and for the current fiscal year to the date hereof. There is no proposed tax assessment against the Borrower or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect upon the Borrower.

     2.15 BUSINESS NAME; OFFICES AND LOCATIONS. The Borrower and each of its Subsidiaries conducts its business solely in its own corporate name without the use of a trade name or style, except for any trade name or style set forth in Schedule C attached hereto. The chief executive offices and principal place of business of (i) the Borrower is at the address set forth in the opening paragraph of this Agreement, (ii) of TFCI, is at 126 Myron Street, West Springfield, Massachusetts 01089, and (iii) of Avest, at 205 Express Street, Plainview, New York 11803.

     2.16 BORROWER'S QUESTIONNAIRE AND TFCI'S QUESTIONNAIRE. All statements in each of the Borrower's Questionnaire and Company's Questionnaire are true and correct as of the date of this Agreement and, except to the extent the Borrower gives to the Bank prior written notice of any change, shall remain true and correct. Nothing contained in this Section 2.16 shall be interpreted to limit the Borrower's obligations, or the Lender's rights, under Section 6.5 below.

     2.17 EMPLOYEE BENEFIT PLANS. Each employee benefit plan, (as such term is defined in Section 3(3) of ERISA), if any, established, maintained or contributed to by the Borrower, any Subsidiary or any other ERISA Affiliate (each a "Plan") is in compliance in all material respects with the applicable provisions of ERISA and the Code. No Plan has an Accumulated Funding Deficiency, as such term is defined in Section 412 of the Code. No Reportable Event, as such term is defined in ERISA, has occurred with respect to any Plan. No Plan is a Multiemployer Plan, as such term is defined in ERISA.

     2.18 ENVIRONMENTAL MATTERS. To the best of the Borrower's knowledge and belief (i) Borrower, and each of its Subsidiaries and each of their respective properties, operations and other activities are in compliance, in all material respects, with all Environmental Laws, (ii) no Hazardous Material (other than
Hazardous Materials used in the ordinary business of office maintenance in compliance with Environmental Laws) is located at, on or in, or about, to the Borrower's or such Subsidiary's properties and none of Borrower's or such Subsidiary's operations or other activities involve Hazardous Materials or have resulted in the Release of any Hazardous Materials which may have damaged any Natural Resources, and (iii) the Borrower and each of its Subsidiaries has no liability or class of liability under any Environmental Law or with respect to any Hazardous Material. The term "property(ies)" as used in this Section shall mean any property(ies) owned, occupied and/or operated by the Borrower or any of its Subsidiaries.

                         ARTICLE 3. CONDITIONS PRECEDENT

     3.1 INITIAL REVOLVING CREDIT LOAN. The initial Revolving Credit Loan shall be subject (in addition to the conditions precedent set forth in Section 3.2 below) to the Borrower fulfilling the following conditions precedent:

          (a) DELIVERY OF VARIOUS DOCUMENTS. The Lender shall have received each of the following, all of which shall be in form and substance satisfactory to the Lender:

               (i) originals of each of the applicable Financing Documents, all of which shall have been duly and properly authorized, executed and delivered by the respective party or parties thereto and in full force and effect.

               (ii) the Obligor Legal Opinion.

               (iii) certificates of insurance and loss payable clauses, meeting the requirements of Section 4.3 below and all other applicable requirements of any other Financing Document.

               (iv) current copies of the articles of incorporation and by-laws of each of the Borrower and its Subsidiaries, as restated or amended to the date of the making of such initial Revolving Credit Loan, certified, with respect to the articles of incorporation, by the appropriate Secretary of State, and, with respect to the by-laws, by an appropriate officer of each of the Borrower and its Subsidiaries.

               (v) certified copies of all corporate (including stockholder, if required) action taken by each of the Borrower and its Subsidiaries to authorize the execution, delivery and performance in accordance with their respective terms of this Agreement, the Note, and any other Financing Document to which Borrower and/or such Subsidiary is a party, such resolutions to be certified by the secretary or assistant secretary of the Borrower or such Subsidiary as of the date of disbursement of such initial Revolving Credit Loan.

               (vi) a certificate of incumbency with respect to the officers of, as applicable, each of the Borrower and its Subsidiaries authorized to execute and deliver this Agreement, the Note, or any other Financing Document to which the Borrower or such Subsidiaries is a party.

               (vii) current certificates of good standing for each of the Borrower and its Subsidiaries from the applicable state of incorporation, and, if applicable, in each of the Foreign Jurisdictions.

               (viii) a certificate, dated the date of the Loan, signed by a Responsible

          Officer of the Borrower, confirming compliance with Section 3.2(a) hereof.

               (ix) current UCC search reports with respect to the Borrower and its Subsidiaries.

               (x) acknowledgement copies of the filing of all UCC financing statements filed in connection with the perfection of any Lien granted in favor of the Lender pursuant to any Financing Document.

               (xi) pay proceeds letter, executed by Borrower, directing and authorizing the Lender to apply the proceeds of the initial Revolving Credit Loan for the purposes, and in accordance with the instructions, set forth therein and in accordance with Section 2.12 hereof.

               (xii) a current title report with respect to the Plainview Real Estate.

               (xiii) postal change of address cards, letter to postmaster and letters in blank to account debtors of Borrower and TFCI.

               (xiv) the Specified Additional Closing Documents.

          (b) OTHER DOCUMENTS. The Lender shall have received all such other certificates, reports, statements, opinions of counsel, instruments, assurances, agreements, or other documents as the Lender may reasonably request.

          (c) LEGAL MATTERS. All legal matters incident to the transactions contemplated by this Agreement and the other Financing Documents shall be satisfactory to the Lender and Messrs. Finn Dixon & Herling, special counsel for the Lender.

          (d) PAYMENT OF LEGAL FEES. Borrower shall pay the legal fees and disbursements, of Messrs. Finn Dixon & Herling LLP ("FDH"), special counsel to the Lender to be limited to a maximum of $4,000 plus $1,000 for disbursements as set forth in the Commitment Letter (provided, that Borrower shall also reimburse FDH for the costs of all UCC searches, filing fees and corporate searches and certificates).

          (e) PAYMENT OF CERTAIN EXISTING DEBT. Payment in full by the Borrower of all Indebtedness to the Existing Lender.

          (f) PAYMENT OF THE FACILITY FEE. Borrower shall pay $3,000 facility fee referred to in Section 1.12.

     3.2 ALL REVOLVING CREDIT LOANS. The making of each Revolving Credit Loan (whether the initial Revolving Credit Loan or any subsequent Revolving Credit
Loan) shall be subject to the following additional conditions precedent:

          (a) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT; NO EVENT OF DEFAULT. (i) All of the representations and warranties made or deemed to be made under this Agreement or any other Financing Document shall be true and correct at the time of the disbursement of the Revolving Credit Loan (except for the representation or warranty contained in Section 2.4 with respect to distributions to the extent it is no longer true by reason of a distribution made in accordance with, and permitted by, Section 5.7 below., with and without giving effect to the making of the Revolving Credit Loan and the application of the proceeds thereof, and (ii) no Event of Default or Default, shall have occurred and be continuing at such time, with and without giving effect to the making of the such Loan and the application of the proceeds thereof. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to such effect made to the Lender, if no written notice to the contrary is received by the Lender from the Borrower prior to the making of the such Loan.

          (b) DOCUMENTS IN FULL FORCE AND EFFECT. All Financing Documents shall remain in full force and effect and not be terminated. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

          (c) CORPORATE ACTIONS IN FULL FORCE AND EFFECT. The corporate actions of the Borrower referred to in Section 3.1(a) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Lender. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

          (d) NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any Guarantor since the date of any financial statements delivered to the Lender prior to or after the date of this Agreement. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

          (e) REQUEST AND BORROWING BASE CERTIFICATE. The Borrower shall have requested such Revolving Credit Loan and Borrower shall have also supplied and/or executed any other applicable documentation, including a Borrowing Base Certificate, in accordance with the applicable terms and provisions hereof.

          (f) NOT EXCEED REVOLVING CREDIT MAXIMUM AMOUNT. Immediately prior to and after the applicable Revolving Credit Loan is made, the sum of outstanding Revolving Credit Loans shall not exceed the Revolving Credit Maximum Amount. The Lender may, without waiving this condition, consider it fulfilled, and a representation and warranty by the Borrower to the Lender to such effect made, if no written notice to the contrary is received from the Borrower prior to the making of the applicable Loan.

     9 3.3 WAIVER. The Lender, in its sole and absolute discretion, may waive a condition(s) precedent with respect to a Revolving Credit Loan. The giving of a waiver on one occasion shall not obligate the Lender to grant a waiver on any other occasion.


                        ARTICLE 4. AFFIRMATIVE COVENANTS

     The Borrower (and to the fullest extent applicable, TFCI) covenants and agrees with the Lender that, until payment in full of the Revolving Credit Loans, payment and performance by the Borrower and Guarantors of all of their other obligations under the Financing Documents and the termination of the Revolving Credit Facility, unless the Lender otherwise consents in writing, the Borrower shall and shall cause its Subsidiaries to:

     4.1 PRESERVATION OF EXISTENCE AND PROPERTIES; SCOPE OF BUSINESS. (a) Preserve and maintain its corporate existence and all of its other franchises, licenses, rights and privileges, and remain qualified to do business, and authorized to do business, as a foreign corporation in all jurisdictions in which the property or assets owned, leased, or operated by the Borrower or such Subsidiary, as the case may be, or the nature of the business conducted by Borrower or such Subsidiary, as the case may be, requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Material Adverse Effect upon the Borrower or such Subsidiary, as the case may be, (b) preserve, protect and obtain all material general intangibles, (c) preserve and maintain in good repair, working order and condition, reasonable wear and tear excepted, all of the Borrower's or such Subsidiary's, as the case may be, material assets and other material properties and (d) engage only in businesses in substantially the same fields as the businesses conducted by the Borrower or such Subsidiary, as the case may be, on the date hereof. Avest shall conduct no business other than the ownership, maintenance, and operation of the Plainview Real Estate.

     4.2 FINANCIAL STATEMENTS.

     A. Deliver to the Lender:

     (i) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such year and the related statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such year, showing the financial condition of the Borrower and its Subsidiaries as of the close of such fiscal year and the results of their operations during such year, all audited by independent public accountants selected by Borrower and reasonably satisfactory to the Lender and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present the financial condition and results of operations of the Borrower and its Subsidiaries in accordance with GAAP. Concurrently with the delivery of such financial statements, Borrower shall cause such independent public accountants to deliver a certificate stating that in making the examination necessary therefor no actual knowledge was obtained of any Default or Event of Default, except as may be specified in such certificate.

     (ii) as soon as practicable, but in any event within thirty (30) days after the end of each calendar month, a copy of a Borrower-prepared consolidated, and, if requested by Lender, consolidating, financial statements including a balance sheet, income statement, source and use of funds statement, and such other supporting schedules as Lender may require, of the Borrower and its Subsidiaries as at the end of such month.

     (iii) as soon as practicable, but in any event within thirty (30) days after the end of each calendar month, (aa) an accounts receivable aging (on a form acceptable to the Lender) of the Borrower and its Subsidiaries as of the end of such month,

     (iv) within 5 days after the end of each month, a Borrowing Base Certificate as of the end of such month, in form and substance acceptable to the Lender.

     (v) copies of all federal income tax returns filed by the Borrower or any of its Subsidiaries, such statements to be delivered to the Lender within thirty
(30) days of the filing thereof.

     (vi) copies of all filings (10-Q) made with the Securities and Exchange Commission as soon as practicable, but in any event within ten (10) Business Days after the applicable deadline thereof (as adjusted for taking any valid extension thereof).

     (vii) within thirty (30) days after the end of each fiscal year, management prepared financial projections for the next fiscal year which projections shall include consolidated balance sheets, income statements and sources and uses of funds of the Borrower and its Subsidiaries, and other necessary supporting schedules. Such projections shall be the good faith projections of the Borrower's management.

     The Borrower agrees and covenants with the Lender that all financial statements referred to in subparagraph (i) and (ii) of this Section 4.2.A. will present fairly the financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the results of operations (and, in the case of the annual statements, cash flows) of the Borrower and its Subsidiaries for the periods covered by such statements in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants and disclosed therein).

     B. Deliver to the Lender:

     (a) concurrently with the delivery of the financial statements referred to in subsection 4.2.A.(ii) above for any month ending any fiscal quarter, a certificate of the President or Chief Financial Officer of the Borrower (i) stating that, to the best of his or her knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in each of the other Financing Documents to be observed, performed or satisfied by it, and that he or she has obtained no knowledge of any Default or Event of Default, except as may be specified in such certificate, (ii) certifying that all such financial statements are true and correct in all material respects and fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries (subject, in the case of interim statements, to normal year-end audit adjustments) and have been prepared in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by the Borrower's independent certified public accountants and disclosed therein) and
(iii) showing in reasonable detail the calculations required to establish whether or not Borrower was in compliance with any applicable Specified Covenant Tests.

     (b)  promptly,   such  additional   financial  and  other  information  and
certificates as the Lender may from time to time reasonably request.

     4.3 GENERAL INSURANCE REQUIREMENTS. (a) Keep all of the Borrower's and each of its Subsidiary's insurable properties (including all physical Collateral) insured against fire and other hazards (so called "All Risk" coverage), with financially responsible companies and in amounts reasonably satisfactory to the Lender and, in any event, in at least such amounts and against at least such risks as are usually insured against in the same general area(s) by companies engaged in the same or similar business, (b) maintain public liability coverage against claims for personal injuries, death or property damage, in amounts reasonably satisfactory to the Lender, (c) maintain product liability insurance in amounts reasonably satisfactory to the Lender, (d) maintain all worker's compensation, employment or similar insurance as may be required by Applicable Law, and (e) maintain such other insurance as may be required by Applicable Law or reasonably required by the Lender. Such All Risk, property insurance, public and product liability coverage shall provide for a minimum of thirty (30) days' prior written notice from the insurer to Lender of any expiration or termination of, or material amendment to, such insurance coverage. Such All Risk property insurance shall name the Lender as loss payee or mortgagee, as the case may be, and shall contain a clause specifying that the interests of Lender shall not be impaired or invalidated by any act or neglect of Borrower (or other owner of the property) or by the occupation of the premises for purposes more hazardous than are permitted by said policy. The Lender shall be named as additional insured on all such public liability and product liability policies. Borrower agrees to deliver copies of all of the aforesaid insurance policies to the Lender. In the event of any loss or damage to the assets or other properties of the Borrower or its Subsidiaries, Borrower shall give immediate written notice to the Lender and to its insurers of such loss or damage and shall promptly file its proofs of loss with said insurers. All obligations of the Borrower, and all rights of the Lender, with respect to insurance contained in this Section 4.3 shall be in addition to, and not in limitation of, any other obligations and rights with respect to insurance set forth in any other

Financing Document. Nothing contained in this Agreement or any other Financing Document shall be interpreted or construed to impose on the Lender any obligation or liability with respect to the insurance of the Borrower or its Subsidiaries or the maintenance or adequacy thereof. If Borrower fails to pay any premiums of any insurance, Lender may (but shall have no obligation to) pay same and any payments made by Lender shall be reimbursed by the Borrower upon demand of the Lender, and shall bear interest at the Revolving Credit Default Rate.

     Pursuant to Section 6.1 and the definition of "Collateral", the Lender has been assigned and granted a security interest in any and all proceeds of all insurance policies covering or otherwise relating to any Collateral. Each of the Borrower and TFCI authorizes and empowers the Lender (i) after the occurrence and during the continuance of any Event of Default to adjust or compromise any loss under such policies and (ii) prior to or after the occurrence of any Event of Default, to collect and receive all such proceeds. If an Event of Default is not continuing, the Borrower or TFCI, as the case may be, shall have the right to adjust or compromise any loss under such policies, provided, that the Borrower shall not agree to any such adjustment or compromise without the prior written consent of the Lender if the loss is involved in excess of $75,000, which consent shall not be unreasonably withheld. Each of the Borrower and TFCI hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to the Lender and not to Borrower or TFCI, as the case may be, and the Lender jointly. Borrower and TFCI authorize and empower the Lender to execute and endorse in Borrower's or TFCI's name (at all times) all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any Persons making payments to the Lender under the terms of this paragraph are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including reasonable attorney's fees) incurred by the Lender in the collection and handling of such proceeds, the net proceeds shall be applied as follows. If no Event of Default shall have occurred and then be continuing, such net proceeds may be applied, at Borrower's or TFCI's option, either toward replacing or restoring the applicable Collateral (provided such replacement or restoration is practicable), in a manner and on terms reasonably satisfactory to the Lender, or as a credit against the Secured Obligations, whether matured or unmatured. In the event that Borrower or TFCI may and does elect to replace or restore as aforesaid, then such net proceeds shall be deposited in a segregated account at the Lender subject to the sole order of the Lender and shall be disbursed therefrom by the Lender in such manner and at such times as the Lender reasonably deems appropriate to complete such replacement or restoration; provided, however, that if any Event of Default shall occur and be continuing at any time before or after replacement or restoration has commenced, then thereupon the Lender shall have the option, at its sole discretion, to apply all remaining net proceeds either toward replacing or restoring the applicable Collateral, in a manner and on terms satisfactory to the Lender, or as a credit against such of the Secured Obligations, whether matured or unmatured, as the Lender shall determine in its sole discretion. If an Event of Default shall have occurred and be continuing (including an Event of Default occurring prior to such deposit of the net proceeds), the Lender may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to the Lender, or as a credit against the Secured Obligations, whether matured or unmatured. Notwithstanding the foregoing provisions of this paragraph but without otherwise limiting the rights of the Lender under this paragraph, at all times that no Event of Default is continuing, if the loss involved is $75,000 or less, the Lender shall, at the request of the Borrower rather than deposit the net proceeds for such loss in such a segregated account, promptly pay over such proceeds to the Borrower or TFCI, as the case may be, provided that the Borrower or TFCI, as the case may be, shall promptly apply such proceeds to the replacement or restoration of the applicable Collateral, if practicable.

     If there shall have occurred a Default, but not at such time an Event of Default, the Lender shall have the right to hold all insurance proceeds in an account at the Lender (subject to the sole order of the Lender) until such time as the event or condition constituting such Default is either timely cured or waived in accordance the terms and provisions hereof or becomes an Event of Default, so as to be able to determine which of the procedures with respect to the application of insurance proceeds set forth in the immediately preceding paragraph should be used.

     4.4 COMPLIANCE WITH LAWS; PAYMENT OF TAXES. (a) Comply with all Applicable Laws and all obligations under all Contracts except to the extent that failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Borrower or any of its Subsidiaries; and (b) pay all (i) taxes, assessments, governmental charges or levies, and (ii) claims for labor, supplies, rent and other obligations made against it or its property which, if unpaid, might become a lien or charge against the Borrower or such Subsidiary or its respective properties, except, in the case of (b)(i) or (b)(ii), liabilities being contested by the Borrower or such Subsidiary in good faith by appropriate proceedings and against which the Borrower shall set up adequate reserves on its books in conformity with GAAP.

     4.5 INSPECTION. Permit representatives (whether or not officers or employees) of the Lender, from time to time, as often as may be reasonably requested, but only during normal business hours and upon reasonable prior notice (provided, however, that prior notice need not be given for the audits referred to in the immediately succeeding sentence or, if an Event of Default has occurred and is continuing), to (a) visit and inspect any offices, assets or other properties of the Borrower or any of its Subsidiaries, (b) inspect, audit and make extracts from the Borrower's or such Subsidiary's books and records, and (c) discuss with Borrower's or such Subsidiary's principal officers, and its independent accountants, the Borrower's or such Subsidiary's businesses, assets and other properties, liabilities, financial condition, results of operations and business prospects. As part of the Lender's rights under the immediately preceding sentence, the Lender shall, at any time and from time to time, have the right to perform audits with respect to the Borrower and its books, records and assets and other properties (including assets in any warehouse). The Borrower shall pay for the costs of such audits which fees will be $500 for each man day plus out-of-pocket expenses; provided, that, as long as no Event of Default shall have occurred, the aggregate amount the Borrower shall be obligated to pay for such audits in any calendar year, commencing with the calendar year 1997, shall not exceed $4,000 (per year).

     4.6 NOTICE OF DEFAULT; LITIGATION, ETC. Furnish to the Lender prompt written notice of any of the following: (i) the occurrence of any Event of Default or Default; (ii) the commencement of any actions, suits or proceedings or investigations in any court or before any arbitrator of any kind or by or before any governmental or non-governmental body against or in any other way relating adversely to, or affecting, the Borrower or any of its Subsidiaries or their respective businesses or properties, which, singly or in the aggregate, have an amount involved in excess of $50,000; (iii) any material amendment of the certificate of incorporation, by-laws, or other organizational document of the Borrower or any of its Subsidiaries; (iv) any change with respect to the business, assets or other properties, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries other than changes in the ordinary course of business which, singly or in the aggregate, have not had a Material Adverse Effect on the Borrower or any of its Subsidiaries.

     4.7  EMPLOYEE  BENEFIT  PLAN.  Cause  each Plan to  comply in all  material respects with the applicable provisions of ERISA and the Code. The Borrower shall promptly give written notice to the Lender of the details of (i) any Reportable Event (as such term is defined in ERISA) with respect to a Plan, (ii) any Accumulated Funding Deficiency (as such term is defined in Section 412 of the Code) with respect to a Plan, (iii) the material modification or termination (or proposed termination) of any Plan or (iv) the establishment or agreement to maintain or make contributions to any new Plan. Neither the Borrower nor any
ERISA Affiliate will establish, maintain or make contributions to any Multiemployer Plan (as such term is defined in ERISA).

     4.8  ENVIRONMENTAL  COMPLIANCE.  (i)  Comply  with,  and  cause  all of the
Borrower's and each of its Subsidiary's properties, operations and other activities to comply with all Environmental Laws except for non-compliance which could not reasonably be expected to have a Material Adverse Effect on Borrower or any of its Subsidiaries; (ii) not Release any Hazardous Materials which Release damages or threatens to damage any Natural Resources in any material manner; (iii) not engage in the handling, use, storage or transportation of Hazardous Materials (except for the storage and use of Hazardous Materials used in normal office maintenance and except for the use of any such materials normally used in the assembly and distribution of connectors for original equipment manufacturers, in compliance in all material respects with Environmental Laws); and (iv) promptly notify the Lender of any material notice received by the Borrower or any of its Subsidiaries with respect to (aa) any alleged material violation by the Borrower of any Environmental Law, (bb) any liability or class of liability under any Environmental Law, or (cc) any Lien imposed or threatened to be imposed on any of the Borrower's or such Subsidiary's properties pursuant to any Environmental Law.

     4.9 OPERATING ACCOUNTS. To the fullest extent permitted under Applicable Law, maintain all of Borrower's and TFCI's operating accounts with Lender.

                          ARTICLE 5. NEGATIVE COVENANTS

     The Borrower (and, to the fullest extent applicable, TFCI) covenants and agrees with the Lender that, until payment in full of all Revolving Credit Loans, payment and performance by the Borrower and Guarantors of all of their other obligations under the Financing Documents and the termination of the Revolving Credit Facility, unless the Lender otherwise consents in writing, the Borrower shall not, and shall cause its Subsidiaries not to, (directly or indirectly):

     5.1 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien against any of the Borrower's or such Subsidiary's assets or other properties, whether now existing or hereafter acquired, except: (a) Liens in favor of the Lender or
(b) Permitted Liens.

     5.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume, suffer to exist any Indebtedness except for Permitted Indebtedness.

     5.3 CONTINGENT LIABILITIES. Assume, guarantee, endorse or otherwise become liable upon or otherwise become obligated with respect to, any liability or other obligation of any other Person, except for endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

     5.4 CONSOLIDATION OR MERGER; ACQUISITION OR SALE OF ASSETS. (a) Dissolve or liquidate or discontinue its normal operations with intent to liquidate; (b) merge or consolidate with any other Person; (c) acquire by purchase, lease or otherwise all or a material portion of the properties or assets of any other Person; or (d) sell, transfer, lease or otherwise dispose of any of its assets or other properties (whether tangible or intangible) except that the Borrower or TFCI (or, in the case of clause (ii) below, Avest), so long as no Event of Default shall have occurred and be continuing or would result therefrom, may (i) sell inventory (as defined in the Connecticut UCC) in the ordinary course of business for value received and (ii) replace, in the ordinary course of business, equipment (as defined in the Connecticut UCC) which has become worn out or obsolete, with equipment of at least comparable value.

     5.5 TRANSACTIONS WITH AFFILIATES. Enter into, or be a party to, any transaction with any Affiliate of the Borrower or any of its Subsidiaries (including, without limitation, transactions involving the purchase, sale or exchange of assets or properties or the rendering of services), except in the ordinary course of business pursuant to the reasonable requirements of the Borrower or such Subsidiary and upon fair and reasonable terms no less favorable to the Borrower of such Subsidiary than Borrower or such Subsidiary would obtain in a comparable arm's-length transaction with a Person other than an Affiliate. Without limiting the generality of the immediately preceding sentence, such sentence shall apply to transactions between the Borrower and its Subsidiaries, PROVIDED, however, that intercompany charges between the Borrower and its Subsidiaries may be made in accordance with the prior practices of such parties.

     5.6 LOANS, ADVANCES, INVESTMENTS. Purchase or otherwise acquire any shares of stock or obligations of, make any loans or advances to, make a capital contribution to, or make any other investments in, any Person other than investments in direct obligations of the United States of America, or commercial paper rated the highest grade by two or more national credit rating agencies, or deposit or time accounts of Lender or, subject to Section 4.9 hereof, any other United States bank and which account is insured by the Federal Deposit Insurance Corporation.

     5.7 ACQUISITION OF STOCK OF BORROWER; DIVIDENDS. (i) Purchase, acquire, redeem or retire, or make any commitment to purchase, acquire, redeem or retire, any of the capital stock of the Borrower, whether now or hereafter outstanding, provided, however, that the Borrower and/or TFCI shall be permitted to purchase, acquire, redeem or retire the capital stock of the Borrower so long as (x) the aggregate amount of the capital stock thus purchased, acquired redeemed or retired does not exceed $100,000 and (y) neither at the time of such purchase, acquisition, redemption or retirement nor as a result thereof no Default or Event of Default exists or occurs or (ii) pay any dividends on, or otherwise make any distributions with respect to, any capital stock of the Borrower if at the time of such dividend or other distribution an Event of Default or Default exists or if an Event of Default or Default shall result from such payment.

     5.8 [INTENTIONALLY OMITTED.]

     5.9 SUBSIDIARIES. Acquire (other than, in the case of the Borrower, TFCI and Avest), form or dispose of any Subsidiary.

     5.10 CURRENT RATIO. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities, as of the end of any fiscal quarter (commencing with the fiscal quarter ending September 30, 1997), (i) for any such fiscal quarter ending prior to June 30, 1998, to be less than 1.00 to 1.00 and
(ii) for any such fiscal quarter ending on or after June 30, 1998, to be less than 1.25 to 1.00.

     5.11 DEBT SERVICE COVERAGE. Permit the ratio of (a) Consolidated EBITDA less Cash Capital Expenditures to (b) Interest Expense plus CMTLD, for any Elapsed Fiscal Year (commencing with the Elapsed Fiscal Period ending September,
1997), to be less than 1.25 to 1.00.

     5.12. MINIMUM INTEREST COVERAGE. Permit the Interest Coverage Ratio for any Elapsed Fiscal Year (commencing with the Elapsed Fiscal Period ending September,
1997), to be less than 1.50 to 1.00.

     5.13. LIABILITIES TO TANGIBLE NET WORTH RATIO. Permit the ratio of Consolidated Liabilities to Consolidated Tangible Net Worth, as of the end of any fiscal quarter (commencing with the fiscal quarter ending September 30, 1997), to exceed 1.50 to 1.00.

     5.14 LEASE OBLIGATIONS. Incur, create, or assume any commitment to make any Lease Payments (as defined below) if the aggregate amount payable thereunder in any one fiscal year (commencing with the fiscal year ending March 31, 1997) would exceed $175,000. "Lease Payments" means any direct or indirect payment or payments, whether as rent or otherwise, exclusive of, however, any rent payments to Avest made pursuant to that certain lease of the property at the Plainview Site between Avest, as lessor, and Astrex, as lessee, dated June 30, 1989, including fees or service or finance charges, under any lease, rental or other agreement for the use of the property of any Person other than the Borrower whether or not such agreement contains an option to purchase.

     5.15 FISCAL YEAR. Cause its fiscal year to end on any date other than March 31.

     5.16 DOUBLE NEGATIVE PLEDGE. Enter into or suffer to exist, or permit any of Borrower's Subsidiaries to enter into or suffer to exist, other than in favor of the Lender, any agreement prohibiting (or restricting) the creation or assumption of any Lien upon any property(ies) or assets of the Borrower or any of its Subsidiaries.


                             ARTICLE 6. COLLATERAL.

     6.1. SECURITY INTEREST. To secure the due and punctual payment and performance of all of the Secured Obligations, each of the Borrower and TFCI do hereby each pledge and assign all of the Collateral to the Lender, and grant to the Lender a present and continuing security interest in and lien upon all of its respective Collateral.

     6.2. CONTINUED PRIORITY OF SECURITY INTEREST. Borrower and TFCI represent, warrant and covenant that (i) the Security Interest is and shall at all times be a valid and perfected security interest enforceable against the Borrower, TFCI and all third parties and securing, in accordance with the terms of this Agreement, the Secured Obligations, and (ii) the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest other than Permitted Liens.

     6.3. FILING; VERIFICATION.

     (a) The Borrower and TFCI shall, at their sole cost and expense, take or cause to be taken all action which may be necessary or desirable, or that the Lender may reasonably request, in order to assure that the Security Interest will at all times comply with the provisions of Section 6.2 and the other provisions of the Financing Documents and to enable the Lender to exercise or enforce its rights hereunder and under the other Financing Documents, including, but not limited to, (i) executing, delivering and, where applicable, filing financing statements, continuation statements, pledges, designations, mortgages, hypothecation, notices and assignments, in each case in form and substance satisfactory to the Lender, (ii) causing to be executed and delivered (a) landlord's waivers and (b) postal change of address cards, letters to postmasters and pre-signed letters to account debtors under Accounts of the Borrower and/or TFCI, all in form and substance satisfactory to the Lender,
(iii) delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify, any and all chattel paper, securities, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral. The Borrower and TFCI shall mark their books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest.

     (b) A carbon, photographic or other reproduction of this Agreement or of any financing statement shall be sufficient as a financing statement.

     (c) The Lender shall have the right at any time and by any reasonable means (including by mail, telephone, telecopy or otherwise), in the name of the Lender or the Borrower or its Subsidiaries (or other name), to verify (or require the Borrower or TFCI to verify) the validity, ownership, amount or any other matter relating to any Collateral. Borrower and its Subsidiaries shall cooperate in connection with same.

     6.4. CERTAIN COVENANTS AS TO COLLATERAL. So long as any of the Secured Obligations are outstanding and unpaid or the Revolving Credit Facility exists and unless the Lender shall otherwise consent in writing:

     (a) The Borrower and TFCI will:

          (i) at all times be the sole owner of each and every item of Collateral respectively owned by it;

          (ii) discharge all Liens other than Permitted Liens and otherwise defend the Security Interest and its title to the Collateral at its own expense;

          (iii) endeavor to make collection of the Receivables of Borrower and TFCI, provided, that nothing contained in this sentence shall, or shall be interpreted to, limit any right of the Lender to collect any Receivable upon the occurrence or continuance of any Event of Default (or any other right or remedy of the Lender).

          (iv) at all times keep, in all material respects, accurate and complete records of the Collateral;

          (v) (A) for purposes of computing the Borrowing Base, and not in limitation of any of the provisions of Section 4.2 above, furnish to the Lender information and documentation adequate to identify Receivables at times and in form and substance as may be required by the Lender and from time to time, as determined by the Lender, provide the Lender with aging schedules describing all Receivables created or acquired by Borrower or TFCI, (B) together with each such schedule, upon the request of the Lender, provide the Lender with copies of customers' invoices or the equivalent, original shipping and delivery receipts and such other documents as the Lender shall specify, (C) upon the request of the Lender from time to time, execute and deliver confirmatory written assignments of any Receivables or other Collateral to the Lender, but any failure by the Borrower or TFCI to execute and deliver such schedules and other materials or assignments shall not limit or otherwise affect the Security Interest or the Lender's other rights in and to the Collateral, (D) upon the request of the Lender, from time to time, (i) a current listing of inventory of the Borrower and (ii) a listing of the inventory of TFCI based upon (x) the current annual physical inventory count or (y) at any time other than when the annual physical inventory count is taken, estimates derived from a gross profit roll forward method of inventory calculation, and (E) upon request of the Lender, from time to time, provide such information with respect to any collateral or the operations of the Borrower or TFCI as shall in good faith be requested by the Lender;

          (vi) maintain all physical property that constitutes Collateral in good condition and repair, reasonable wear and tear excepted, make all necessary repairs thereto and all replacement of parts thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved, reasonable wear and tear excepted, and exercise proper custody over all such property;

          (vii) upon Borrower or TFCI becoming aware of such matter or event, give prompt notice to the Lender of (A) any matter or event which has resulted in, or may result in, the actual or reasonably foreseeable potential diminution in the value of, or reasonably foreseeable potential offsets to, any of the Collateral in excess of $50,000 in the aggregate,
     (B) any fact which would render any Receivables in the aggregate in excess of $50,000 invalid or uncollectible, (C) any dispute with respect to any Receivable, provided, however, that notice need only be given if the aggregate amount of Receivables in dispute is in excess of $50,000, (D) all returns, repossessions and recoveries in excess of $50,000 per month or which are otherwise material, (E) Borrower's or TFCI's failure or inability to perform on accounts over $50,000 in the aggregate, and (F) any information relating to the material adverse change in the financial condition of any account debtor or other obligor owing, at the applicable time, an aggregate of $50,000 or more to the Borrower or TFCI; and

          (viii) (A) upon the Lender's request, verify the amount, quantity, ownership, value or any other documentation or matter relating to any of the Collateral and (B) furnish to the Lender, upon the Lender's request, such other information and documentation with respect to the Collateral as the Lender may in good faith request from time to time, including, without limitation, a master address list with respect to the Receivables of Borrower or TFCI, a price list (setting forth both cost and proposed retail price) of and physical listings and schedules of Inventory, a schedule of Equipment setting forth each of the items of Equipment and any details with respect thereto as the Lender may in good faith request, and schedules of General Intangibles, all in form and substance reasonably satisfactory to the Lender; and


     (b)  Borrower  and  TFCI  represent,  warrant  and  covenant  that  (i) all
Receivables that are Eligible Receivables or otherwise material Accounts shall at all times represent bona fide transactions, and at all times shall be complete and require no further act under any circumstances on the Borrower's or TFCI's part to make such Receivables payable by the account debtors thereunder,
(ii) no Receivable or Receivables that is or are Eligible Receivables shall at any time be subject to any defense or dispute or to any present, future or contingent offset or counterclaim or any contract prohibiting assignment thereof or requiring notice of or consent to assignment, or represent a bill-and-hold sale, consignment sale, guaranteed sale, sale-or-return or other similar understanding, and (iii) none of the transactions underlying or giving rise to any Receivable shall at any time violate any Applicable Law in a manner affecting the validity or enforceability of the Receivable (including, without limitation, access to the courts of any State to enforce such Receivable) and all such Receivables shall be legal, valid and binding on the applicable obligor and fully enforceable by the Borrower or TFCI, as the case may be; provided, that the failure of any Receivable or other Collateral to comply with the terms of any of the provisions of any Financial Document shall in no way impair the Lender's Security Interest therein.

     (c) Neither the Borrower nor TFCI shall:

          (i) rescind or cancel any obligation evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, without the prior written consent of the Lender, except that, if no Event of Default shall then exist (or result therefrom), and subject to the rights of the Lender under Section 6.6, the Borrower or TFCI, as the case may be, may, with respect to any Receivable, but only in the ordinary course of its business and in accordance with commercially reasonable business judgment and its customary collection practices (aa) extend the time of payment thereof, (bb) in the case of an Account that represents the right to payment for goods sold or leased, grant a refund or credit with respect thereto for returned, damaged or non-complying merchandise and (cc) settle the same for an amount less than the then unpaid balance thereof; or

          (ii) sell, assign, transfer or otherwise dispose of any Collateral to anyone other than the Lender, provided, however, that, notwithstanding the foregoing, so long as no Event of Default exists or would exist after giving effect to such sale or disposition, (A) Inventory may be sold by the Borrower or TFCI in the ordinary course of business and (B) Equipment which is, in the reasonable commercial business judgment of the Borrower or TFCI, obsolete or no longer useful in the conduct of the Borrower's or TFCI's business may be sold or disposed of by the Borrower or TFCI provided that the Lender is given prompt notice thereof. The sale proceeds of any such sale or other disposition shall, subject to the other rights of the Lender hereunder (including Section 6.6) be applied as set forth in Section 1.8 hereof. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Lender to any sale or other disposition of any part or all of the Collateral.

     (d) Borrower shall duly fulfill any obligations on its part to be fulfilled under or in connection with the Receivables and other Collateral and shall do nothing to impair the rights of the Lender therein.

     (e) Neither the Borrower nor TFCI shall attach or affix any material Collateral to any real estate without the prior written consent of the Lender.

     (f) If any Inventory (or other property of the Borrower or TFCI) is in the possession or control of any of the Borrower's or TFCI's agents or processors, the Borrower or TFCI, as the case may be, shall, after the occurrence and during the continuance of any Event of Default, if requested by the Lender, instruct such Person to hold all such Inventory (and other property) for the account of the Lender and subject to the instructions of the Lender and in all events the Borrower shall cooperate with the Lender in taking possession of any such Inventory. Nothing contained herein shall be interpreted to limit the provisions of Section 6.5 below.

     6.5 LOCATION OF COLLATERAL; CHANGE OF NAME, ETC. Each of the Borrower and TFCI represents, warrants and covenants that:

     (a) The Borrower's Questionnaire was and is true, complete and correct in all respects when originally given and as of the date hereof.

     (b) The Company's Questionnaire was and is true, complete and correct in all respects when originally given and as of the date hereof.

     (c) Neither the Borrower nor TFCI, without giving the Lender thirty days' prior notice thereof, and subject to any other additional restrictions set forth in this Agreement or any other Financing Document, will (i) move its chief executive office and, if different from its chief executive office, any office where the books and records relating to any Receivables or General Intangibles are kept, (ii) change the location of any other place of business or open any new place of business, (iii) change its name, identity or corporate structure or
(iv) do any business under any name, trade name or trade style not listed on the Borrower's Questionnaire or the Company's Questionnaire, as the case may be. In addition, (i) the Borrower will not move its chief executive office outside of Nassau County, New York without the written consent of the Lender and (ii) TFCI will not move its chief executive office outside of West Springfield, Massachusetts (unless such office is moved to Nassau County, New York with proper notice given to Lender under clause (i) above) without the written consent of Lender.

     (d) (i) Borrower shall not move the location of any Inventory, Equipment or other tangible Collateral without the prior written consent of the Lender and
(ii) TFCI shall not move the location of any Inventory, Equipment or other tangible collateral to any location other than the Plainview Site without the prior written consent of the Bank; provided, that the Borrower and TFCI may each sell Inventory, and replace equipment, in the ordinary course as permitted by
Section 5.4 above.

     6.6. NOTICE TO ACCOUNT DEBTORS OR OTHER OBLIGORS; POSSESSION OF COLLATERAL. Upon the occurrence and any time during the continuance of any Event of Default, the Lender may do any or all of the following:

          (i) The Lender may notify (in the Lender's name and/or in the Borrower's or TFCI's name), and/or require the Borrower or TFCI to notify, in writing any account debtor or other obligor with respect to any one or more of the Receivables or other Collateral to make payment to the Lender, or any agent or designee of the Lender, at such address as may be specified by the Lender or its agent or designee, as the case may be, and the Lender or such agent or designee shall have the right to receive all such payments; thereupon, the Borrower and/or TFCI, as the case may be, shall no longer have any right to collect the affected Receivables or other Collateral. If, notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to the Borrower or TFCI's, the Borrower or TFCI, as the case may be, shall hold all such payments it receives in trust for the Lender and shall deliver the same to the Bank, or any such agent or designee, immediately upon receipt by the Borrower or TFCI, as the case may be, in the identical form received, together with any necessary endorsements. Anything contained in this Agreement to the contrary notwithstanding, the Lender may, upon the occurrence and at any time during the continuance of any Event of Default, in its or the Borrower's or TFCI's name, (i) demand, sue for, collect or receive any payment with respect to, (ii) settle or adjust any disputes or claims with respect to, (iii) file any proof of claim or similar document with respect to, or (iv) extend, compromise, renew, discharge, release or otherwise modify any of the terms of, the Receivables and other Collateral, and otherwise exercise any of Borrower's or TFCI's rights, as the case may be in, to or under or otherwise related to the Receivables or other Collateral.

               Anything herein contained to the contrary notwithstanding, neither the Lender, nor any such agent or designee shall be required or obligated, to (A) make any demand, or to make an inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action with respect to any Receivable or other Collateral or the monies due or to become due thereunder, (B) to take any steps necessary to preserve any rights against prior parties, or (C) notify the Borrower or TFCI of any decline in the value of any of the Collateral or, except as required by Applicable Law, take any steps to protect the value of any collateral. Neither the Lender nor its agents or designees shall have any liability to the Borrower or TFCI, as the case may be, for actions or omissions or any error of judgment or mistake of fact or law made in connection with this Agreement or any other Financing Document, other than those occasioned by its or their gross negligence or willful misconduct.

               (ii) All amounts received or deposited with the Lender pursuant to paragraph (i) of this Section 6.6 representing the proceeds of Receivables and other Collateral shall be applied to the payment of the Secured Obligations (whether or not matured) in such order as the Lender shall in its sole discretion determine.

     6.7. APPOINTMENT AS ATTORNEY AND AGENT FOR THE BORROWER WITH RESPECT TO SECURITY INTEREST. To the fullest extent permitted by Applicable Law, each of the Borrower and TFCI hereby irrevocably appoints the Lender as its true and lawful attorney and agent, with full power of substitution, to execute and deliver, on behalf of and in the name of the Borrower and TFCI, such financing statements, assignments, notices, pledges and other documents and agreements, and to take such other action as the Lender may reasonably deem necessary for the purpose of the creation, perfection, maintenance or continuation of the Security Interest, under any Applicable Law, and the Lender is hereby authorized to file on behalf of and in the name of the Borrower and TFCI, at the Borrower's expense, such financing statements, assignments, notices, pledges and other documents and agreements in any appropriate governmental office. The right is expressly granted to the Lender in its discretion, in those jurisdictions where the same is permitted, to file one or more financing statements (including amendments thereof) under the Uniform Commercial Code signed only by the Bank, naming the Borrower or TFCI as debtor and naming the Lender as secured party and indicating therein the types, or describing the items, of the Collateral.

     6.8. APPOINTMENT TO ACT FOR THE BORROWER. Each of the Borrower and TFCI hereby:

     (a) irrevocably authorizes the Lender to perform any and all of the acts that the Lender is permitted to perform under any provision of this Agreement;

     (b) constitutes and appoints the Lender as each of the Borrower's and TFCI's true and lawful attorney and agent, with full power of substitution, in the place and stead of the Borrower and TFCI and either in its own name or in the name of the Borrower or of TFCI, to take the actions described below, (x) with respect to any action described in clauses (i) and (ii) below, at any time, and (y) with respect to any action described in clauses (iii)-(vi) below, if any Event of Default shall occur and be continuing:

          (i) to endorse the Borrower's or TFCI's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession;

          (ii) to sign and endorse the Borrower's or TFCI's name on any invoice, storage or warehouse receipt, express bill or bill of lading relating to any Receivables, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, financing and continuation statements and other public records, on verifications of accounts, on notices to or from customers and on any and all documents necessary to effectuate drawings under letters of credit and all other instruments or documents relating to any of the foregoing items referred to in this subparagraph (ii);

          (iii) to notify the post office authorities to change the address for delivery of the Borrower's and TFCI's mail to an address designated by the Bank;

          (iv) to receive, open and dispose of all mail addressed to the Borrower or TFCI;

          (v) to exercise any right, remedy or power of the Lender hereunder or any other Financing Document (including without limitation Sections 6.6 or 7.3 hereof); and

          (vi) to do all things necessary or in the Lender's judgment desirable to carry out this Agreement or other Financing Document to which Borrower or TFCI is a party;

     (c) agrees to execute from time to time, upon request of the Lender, letters of authorization in the form of Exhibit D attached hereto for use by the Lender and related postal change of address cards, and letters to the account debtors of the Borrower and TFCI (the actual use by the Lender of a letter of authorization, change of address cards and letters to account debtors to be upon the occurrence or anytime during the continuance of any Event of Default); and

     (d) agrees that neither the Lender nor any other Person or Persons designated by the Lender to exercise any of the foregoing powers of attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than those occasioned by its or their gross negligence or willful misconduct. Any power of attorney granted hereunder shall be deemed coupled with an interest and shall be irrevocable until the Secured Obligations have been fully satisfied and this Agreement is terminated (including the revolving credit facility hereunder). The Lender may appoint such persons, firms or corporations as, in its sole discretion, it may determine, for the purpose of exercising any powers and taking any action permitted to be exercised or taken by the Lender under or pursuant to any of the provisions of this Agreement.

     6.9 DAMAGE TO OR LOSS OF COLLATERAL. Reference is made to Section 4.3 above with respect to damage or loss of any Collateral.



                          ARTICLE 7. EVENTS OF DEFAULT

     7.1 EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default, whatever the reason for such event or circumstance and whether voluntary or involuntary and whether an event or circumstance is mentioned once or more than once:

          (a) Borrower shall fail to make any payment of any interest or principal, when any of same shall become due under this Agreement or any other Financing Document (whether due at maturity or by reason of acceleration or demand or as part of any prepayment or otherwise); PROVIDED, HOWEVER, that with respect to payments of interest only, Borrower shall have two (2) Business Days after such payment has become due in which to make such payment to Lender in full before such overdue payment shall constitute an Event of Default hereunder.

          (b) Borrower or any other Person shall fail to make any payment of any other monetary liability or other monetary obligation under the Note, this Agreement or any other Financing Document and such failure shall continue for a period of seven (7) calendar days after written notice of such failure shall have been given to the Borrower or such other person by the Lender.

          (c) Borrower or TFCI shall default in the due performance or observance of:

                    (i) any  agreement or covenant  contained  in Sections  1.8,
               4.1(a) (insofar as such Section requires the preservation of the corporate existence of the Borrower and its Subsidiaries), 4.1(d), or 4.6 hereof or Articles 5 or 6 hereof ; or

                    (ii) any  other  agreement  or  covenant  contained  in this
               Agreement (other than a covenant or agreement a default in the performance or observance of which is elsewhere in this Section
               7.1 specifically dealt with) and such default (in the case of this subparagraph (ii)) shall have continued unremedied for a period of, in the case of Section 4.5, two (2) Business Days after, and, in the case of any such other agreement or covenant, thirty (30) calendar days after written notice of such default shall have been given to Borrower or TFCI by Lender.

          (d)  Any other  "Event of Default"  (after any other  applicable  cure period) or "event of default" (after any other applicable cure period) shall occur under any other Financing Document or, if the term "Event of Default" or "event of default" is not defined therein, any material breach of any such Financing Document by a Person other than the Lender shall occur or any Financing
               Document is terminated (except by reason of the Secured Obligations being paid in full and this Agreement being terminated).

          (e) Any financial report or statement, certificate, statement, representation or warranty at any time furnished or made by or on behalf of Borrower, its Subsidiaries or any other Guarantor to Lender, including, without limitation, any representation or warranty made or deemed to be made in any Financing Document, proves to have been incorrect, untrue or misleading in any material respect when made.

          (f) There shall occur any loss, theft, destruction, or damage of or to all or a material portion of the assets or other properties of the Borrower or its Subsidiaries except that such loss, theft, destruction, or damage shall not be an Event of Default if same is covered, in all material respects, by insurance issued by a financially responsible insurance company which has not denied coverage.

          (g) Borrower or any Guarantor shall (i) fail to pay, when due, any liability or other obligation, whether present or future, absolute or contingent, to the Lender under any instrument or agreement not constituting a Financing Document beyond the period of grace, if any, provided in such instrument or agreement, or
               (ii) default in the due observance or performance of any other covenant or agreement relating to any such liability or obligation or contained in any instrument or agreement evidencing, governing, securing or otherwise relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit the Lender to cause, with the giving of notice if required, such liability or obligation to become due prior to its stated maturity or, in the case of an obligation under a guaranty, endorsement or the like, to become payable.

          (h) Borrower or any Guarantor shall (i) fail to make, when due, any payment with respect to any Indebtedness owed to any Person other than the Lender or with respect to any guarantee, endorsement, or other obligation relating to any Liability of any other Person (other than a Liability owed to the Lender), which Indebtedness and/or such Liability(ies), individually or in the aggregate, exceed $50,000, beyond the period of grace, if any, applicable thereto, (ii) default in the due observance or performance of any other covenant or agreement relating to any such Indebtedness or such guarantee, endorsement or other obligation, or contained in any instrument or agreement evidencing, governing, securing or otherwise relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit the holder(s) thereof to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or, in the case of any such guaranty, endorsement or such other obligation, to become payable, or (iii) fail to pay, within 90 days of the due date thereof, any Trade Debt which individually or in the aggregate exceeds the Trade Debt Default Amount.

          (i) Borrower or any Guarantor shall cease doing business as a going concern, make an assignment for the benefit of creditors, generally not pay its debts as they become due or admit in writing its inability to pay its debts as they become due, file a petition commencing a voluntary case under any chapter of the Bankruptcy Code, 11 U.S.C.ss.101 ET SEQ. (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under the Bankruptcy Code or any other present or future statute, law, rule or regulation, or file an answer admitting the material allegations of a petition filed against Borrower or such Guarantor, as the case may be, in any such case or proceeding, consent to the filing of such a petition or apply for or acquiesce in the appointment of a trustee, receiver, custodian or other similar official for Borrower or such Guarantor, as the case may be, or of all or any substantial part of Borrower's or such Guarantor's, as the case may be, assets or other properties, or take any action looking to Borrower's or such Guarantor's, as the case may be, dissolution or liquidation.

          (j) A case, proceeding or other action shall be instituted against Borrower or any Guarantor seeking the entry of an order for relief against Borrower or any Guarantor as a debtor, to adjudicate Borrower or any Guarantor as a bankrupt or insolvent, or seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Borrower or any Guarantor under the Bankruptcy Code or other present or future statute, law, rule or regulation, which case, proceeding or other action either (i) results in such entry, or adjudication, or relief or issuance or entry of any other order or judgment having a similar effect or (ii) remains undismissed for sixty (60) calendar days, or within sixty (60) calendar days after the appointment without Borrower's or any Guarantor's consent or acquiescence of any trustee, receiver, custodian or other similar official for Borrower or such Guarantor or of all or any substantial part of Borrower's or such Guarantor's assets and other properties, and such appointment shall not be vacated.

          (k) (i) A writ of execution, attachment, foreign attachment, garnishment, replevin or any similar process shall be issued or levied with respect to (aa) any deposits of the Borrower with the Lender or any other property of the Borrower in which the Lender has a lien or right of set-off or (bb) any other property which individually or in the aggregate exceeds $100,000 or (ii) any final order, judgment or decree shall be entered against Borrower or any Guarantor by a court of competent jurisdiction which, together with other outstanding orders, judgments, and decrees against Borrower or such Guarantor, as the case may be, exceed $100,000 (exclusive of amounts actually insured against by adequate liability insurance policies issued by financially responsible companies who have not denied coverage), and any such execution, attachment, foreign judgment, garnishment, replevin, similar process, or judgment(s) shall continue in effect for any period of ten (10) consecutive calendar days or more without being released or a stay of execution.

          (l) There shall occur any material adverse change with respect to the Borrower's or any of its Subsidiary's business, assets, liabilities, financial condition, results of operations, or business prospects (a "Material Adverse Change"), and the Lender shall reasonably believe that as a result of such Material Adverse Change the prospects for the Borrower's or any Guarantor's payment of the Secured Obligations or performance of any material covenant or agreement hereunder or under any other Financing Document shall be impaired. A Material Adverse Change shall be determined with reference to the business, assets, liabilities, financial condition, results of operations or business prospects, as the case may be, of the Borrower or such Subsidiary as of March 31, 1997 (i.e., a Material Adverse Change will be a material adverse change in the Borrower's or any of its Subsidiary's business, assets, liabilities, financial condition, results of operations or business prospects, as the case may be, as compared to the Borrower's or any of its Subsidiary's business, assets, liabilities, financial condition, results of operations or business prospects, as the case may be, as of March 31, 1997).

          (m) There shall occur, for any reason (voluntary or involuntary), any change in senior management of the Borrower and (i) a period of 60 (calendar) days shall expire after the date of any such change and (ii) the Lender shall not consent in writing, within such sixty day period, to any proposed replacement of the person who formerly held the applicable senior management position, it being understood that the Lender may withhold its consent in its absolute (but good faith) discretion.

     7.2  ACCELERATION.   Upon  the  occurrence  and  at  any  time  during  the
continuance  of any

Event of Default, the Lender, by written notice to the Borrower, may (i) terminate the right of the Borrower to borrow any further Revolving Credit Loans under the Revolving Credit Facility, and/or (ii) declare the entire unpaid principal balance of the Note and all Revolving Credit Loans and any or all other Secured Obligations, and all accrued and unpaid interest under the Note and on all Revolving Credit Loans, to be due and payable immediately, and upon any such declaration the entire unpaid principal balance of the Note and all Revolving Credit Loans and all accrued and unpaid interest under the Note and on all Revolving Credit Loans (and any other Secured Obligations so declared by the Lender) shall become and be immediately due and payable, without the need for presentment, demand for payment, protest, notice of dishonor or protest or other notice of any kind all of which are expressly waived by the Borrower; provided, however, that upon the occurrence of any of the events specified in subparagraphs (i) and (j) above, (i) the right of the Borrower to borrow under the Revolving Credit Facility shall automatically be terminated and (ii) the entire unpaid principal balance of the Revolving Credit Loans and the Note, and all unpaid and accrued interest under the Note and all Revolving Credit Loans and all other Secured Obligations, shall be immediately due and payable without any notice whatsoever, and all without the need for presentment, demand for payment, protest, notice of dishonor or protest or other notice of any kind all of which are hereby expressly waived by the Borrower. Lender shall have, upon the occurrence and during the continuance of any Event of Default, all other rights, remedies, and powers provided to the Lender under the Financing Documents, any other agreement, instrument or other document or Applicable Law.


     7.3 OTHER REMEDIES. If an Event of Default shall have occurred and be continuing, the Lender may, without presentment, demand, protest or other notice of any kind (except as may be specifically required by this Agreement), all of which are hereby expressly waived, exercise all of the rights and remedies of a secured party under the Uniform Commercial Code upon a default (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights and remedies are exercised) or other Applicable Law. In addition, the Borrower agrees that the Lender may exercise any or all of the following rights and remedies:

          (i) The Lender may exercise any and all of its rights and remedies hereunder or under any other Financing Document or other applicable agreement, instrument or other document or Applicable Law;

          (ii) The Lender may at any time and from time to time do any of the following: (aa) with or without judicial process or the aid or assistance of others, enter upon any premises (including without limitation any premises of the Borrower or TFCI) in which any Collateral may be located and take physical possession of any items of Collateral and maintain such possession on such premises and/or move the same or any part thereof to such other places as the Lender shall choose (the Lender shall not be liable to the Borrower or TFCI on account of any losses, damage or depreciation that may occur as a result thereof so long as the Lender shall act in good faith), (bb) dispose of all or any part of the Collateral on any premises of the Borrower or TFCI (or on or at any other location), (cc) require the

     Borrower or TFCI (at their expense) to assemble the Collateral and maintain or deliver the Collateral into the possession of the Lender or any other Person designated by the Lender at such place or places as the Lender (or such other Person) may designate and as are reasonably convenient to both the Lender and the Borrower, (dd) cause any or all of the Collateral to be placed in or removed from any public, private or field warehouse, (ee) remove all or any part of the Collateral from any premises (including without limitation any premises of the Borrower or TFCI or any warehouse) in which any such Collateral may be located for the purpose of effecting sale or other disposition thereof and (ff) take delivery of any Collateral. The Lender may exercise any or all of its rights and remedies under this paragraph (ii) or any of its other rights and remedies under any of the Financing Documents or Applicable Law (1) without payment of any rent, license fee or compensation of any kind to Borrower or TFCI and (2) for the account and at the expense of the Borrower and TFCI. Borrower and TFCI will not resist or interfere with any such exercise. The Borrower and TFCI hereby agree to cooperate with the Lender in the Lender's exercise of any of the foregoing rights and remedies (and the other rights and remedies of the Lender).

          Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Borrower or TFCI, as the case may be, at least ten
     (10) Business Days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition is to be made. The Borrower and TFCI agree that such ten (10) Business Day period is a reasonable time for such notice. Any sale or other disposition by the Bank of any Collateral may be for cash or credit or any combination thereof (and the Bank shall not assume any credit risk). (To the fullest extent permitted by Applicable Law, the Bank may, at its discretion, adjourn any such sale (or other dispositions).) The Bank may sell or dispose of the Collateral in whole or in part or parts at any time and from time to time as it, in its sole discretion, may deem advisable. If the Bank purchases any Collateral at any sale, it may, in lieu of actual payment of the purchase price, set-off the amount of such price against the Secured Obligations (or portion thereof). The Bank, if it is in possession of the Collateral, shall be deemed to have exercised reasonable care in the custody, preservation and management of the Collateral if it takes such action for those purposes as the Borrower or TFCI, as the case may be, shall request in writing, provided, however, that the Lender shall not be required to take any such action. No omission on the part of the Lender to take any action, whether or not requested, shall of itself be deemed a failure to exercise reasonable care; and

          (iii) without the same having the effect of releasing any or all of the Collateral or otherwise prejudicing any rights of the Lender hereunder, the Lender may (A) sell or cause to be sold or otherwise dispose of such of the Collateral as it may in its sole discretion deem desirable without being required simultaneously or later similarly to sell or dispose of the balance of the Collateral or any other property or other security at the time available to it and without being required to resort to any other security or sources of reimbursement which may at the time be available to it; and (B) apply to the Secured Obligations the proceeds of the Collateral or any portion thereof, or any other amount received on account of the Collateral or any portion thereof, by the exercise of any right or remedy permitted hereunder, without resorting to and without regard to other security or sources of reimbursement which may at the time be available to it.

          (iv) Lender is hereby granted a license or other right to use, without charge, Borrower's and TFCI's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's and TFCI's rights under all licenses and all franchise agreements (and other rights) shall inure to Lender's benefit.

          (v) The Lender may require the Borrower to cause Avest to grant a mortgage to the Lender (in form and substance satisfactory to Lender) with respect to the Plainview Real Property to secure the Secured Obligations and Borrower or Avest shall pay all mortgage, recording an other taxes, fees or charges in connection with such mortgage.

     7.4. APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default and all other payments during the continuance of an Event of Default shall be applied or paid over as follows:

          First: To the payment of all costs and expenses incurred in connection with such sale or other realization (including all costs and expenses of collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and/or delivering, any Collateral), including reasonable attorneys' fees and disbursements (all such costs and expenses shall constitute Secured Obligations);

          Second: To the payment of the other Secured Obligations (with the Borrower and all applicable Guarantors remaining jointly and severally liable for any deficiency) in any order which the Lender may elect; and

          Third: The balance (if any) of such proceeds to the Borrower or TFCI, as the case may be, subject to applicable law and to any duty to pay such balance to the holder of any subordinate Lien in the Collateral.



                            ARTICLE 8. MISCELLANEOUS

     8.1 CERTAIN WAIVERS. Each of Borrower and TFCI waives presentment, diligence, protest, demand, notice of demand, notice of acceptance of or reliance, notice of all non-payment, notice of dishonor, notice of protest, and all other notices (except for those expressly provided for herein) to parties in connection with the delivery, acceptance, performance, default or enforcement of any Financing Document or any collateral or security. Lender shall have no obligation to preserve rights against prior parties.

     8.2. SEVERABILITY. Any provision of this Agreement or other Financing Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.3. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for purposes of convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.4. NO WAIVER;  CUMULATIVE  REMEDIES.  (a) The Lender shall not by any act
(except by a written instrument executed and delivered in accordance with subparagraph (b) of this Section), delay, indulgence, omission or otherwise be deemed to have waived any right, remedy or other power hereunder or under any other Financing Document or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, remedy or other power shall preclude any other or further exercise thereof or the exercise of any other right, remedy or other power. No single or partial exercise of any right, remedy, or power hereunder or under any other Financing Document shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power. A waiver by the Lender of any right, remedy or power hereunder or under any other Financing Document on any one occasion shall not be construed as, or constitute a bar to, any right, remedy or other power which the Lender would otherwise have on any future occasion. The rights, remedies and powers provided to the Lender herein or in any other Financing Document are cumulative, may be exercised singly or concurrently and are not exclusive of and shall be in addition to all other rights, remedies, or powers provided by Applicable Law or any other agreement, instrument or other document. Lender may exercise any or all such rights, remedies and powers at any time(s) in any order which Lender chooses in its discretion.

     (b) No waiver, amendment, supplement or other modification of any of the terms or provisions of this Agreement shall be effective unless set forth in a writing executed and delivered by the party sought to be charged (except that a waiver, amendment, supplement or other modification executed and delivered by Borrower or TFCI, as the case may be, shall be binding upon the other) .

     8.5. SUCCESSORS AND ASSIGNS; SALE, ASSIGNMENT OR PARTICIPATION. (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and representatives, except that neither the Borrower nor TFCI may not, without the prior written consent of the Lender, assign or transfer any of its rights or obligations under this Agreement, the Note or other Financing Document, and no such assignment or transfer of any obligation shall relieve either the Borrower or TFCI thereof unless the Lender shall have consented to such release in a writing specifically referring to the obligation from which the Borrower or TFCI is to be released.

     (b) The Lender may from time to time sell or assign, in whole or in part, or grant participation in some or all of the Financing Documents and/or the Revolving Credit Loans and other Liabilities of Borrower or TFCI evidenced thereby. The holder/transferee of any such sale, assignment or participation, if and to the extent the applicable agreement between the Lender and such holder so provides, (i) shall be entitled to all of the rights, obligations and benefits of the Lender (provided, that, in the case of a participation, it is understood and agreed that, except to the extent such agreement otherwise provides, vis-a-vis the Borrower and TFCI the Lender shall (aa) remain the holder of the Note and all rights, obligations and benefits of the Lender hereunder and under the other Financing Documents, and (bb) the Borrower and TFCI shall continue to deal solely and directly with the Lender with respect to such rights, obligations and benefits, and (ii) shall be deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder/transferee to the Borrower, in each case as fully as though the Borrower were directly indebted to such holder/transferee (whether or not Borrower is, in fact, so directly indebted). The Lender may in its discretion, give notice to the Borrower of such sale, assignment or participation; however, the failure to give such notice shall not affect any of the Lender's or such holder/transferee's rights hereunder. In the event of any assignment by the Lender of any obligations of the Lender under any of the Financing Documents, the Lender shall not be liable to the Borrower for the performance of any such obligations so assigned, to the extent same are to be performed after the effective date of the sale or assignment and it shall be solely the obligation of the assignee to perform same. Each of the Borrower and TFCI authorizes the Lender to provide information concerning the Borrower and/or TFCI or other Subsidiary of the Borrower to any prospective purchaser, assignee or participant, provided, that the recipient, with respect to any information that consists of Proprietary Information (as defined below), shall agree to keep such Proprietary Information confidential and not make any use thereof other than for purposes of evaluating Borrower's or such Subsidiary's credit (and/or to exercise any rights or remedies under any of the Financing Documents or otherwise in connection with same) except for disclosure (a) as required by Applicable Law, (b) to its attorneys and accountants and (c) to bank regulatory authorities or other governmental authorities if required (in the case of such other governmental authorities) by lawful order, summons or subpoena. For purposes of this Agreement, the term "Proprietary Information" shall mean all written information about the Borrower and/or TFCI or other Subsidiary of the Borrower which has been furnished to the Lender before or after the date hereof, provided, however that proprietary information does not include information which (x) is or becomes publicly available (other than as a result of a breach of this Agreement), (y) was possessed by or available to the Lender on a nonconfidential basis prior to its disclosure to the Lender or such recipient by the Borrower and/or TFCI or any of its Subsidiaries or (z) becomes available to the Lender or such recipient on a nonconfidential basis from a Person which, to the knowledge of the Lender, is not bound by a confidentiality agreement with the Borrower or TFCI and is not otherwise prohibited from transmitting such information. The information provided may include, but is not limited to, amounts, terms, balances, payment history, return item history and any financial or other information about the Borrower or any of its Subsidiaries. Each of the Borrower and TFCI agrees to indemnify, defend, release the Lender, and hold the Lender harmless, at the Borrower's cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against the Lender or against the Borrower and/or TFCI and the Lender, arising out of or relating to the Lender's reporting or disclosure of such information.

     8.6. NOTICES. Except as may otherwise be expressly provided herein, all notices, requests and demands to or upon the respective parties hereto shall be in writing (including by telecopy), and shall be deemed to have been duly given or made when delivered by hand, or one Business Day after being sent by overnight mail by Federal Express or other nationally recognized overnight courier service, or four Business Days after being deposited in the mail, first class postage prepaid, or, in the case of telecopy notice, when sent, confirmation of receipt received (which may include electronic confirmation), addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holder(s) of the Note:


         The Borrower or TFCI:      Astrex, Inc.
                                    205 Express Street
                                    Plainview, New York 11803

                                    Attention: Irene Marcic
                                    Telecopy No.: 516 433-5709

         With a copy to:            John C. Loring, Esq.
                                    700 W. Irving Park Road
                                    Suite A1
                                    Chicago, Illinois 60613
                                    Telecopy No.: 773-871-8374


         The Lender:                Fleet National Bank
                                    Commercial Banking Group
                                    One Landmark Square
                                    Stamford, Connecticut 06901

                                    Attention: Mr. Anthony M. McKiernan
                                    Telecopy No.: (203) 358-2039


         With a copy to:            Finn Dixon & Herling LLP
                                    One Landmark Square
                                    Stamford, Connecticut 06901
                                    Attention: Edward A. Weiss, Esq.
                                    Telecopy No: (203) 348-5777

     8.7 COSTS AND EXPENSES; INDEMNIFICATION. The Borrower and TFCI jointly and severally agree (a) to pay or reimburse the Lender for all its out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or other modification to, this Agreement, the Note or any other Financing Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, professional fees and disbursements and all costs of any appraisals, environmental studies and of any audits of Borrower's or its Subsidiaries' books and records or properties, including without limitation the fees and disbursements of legal counsel to the Lender (limited to, with respect to the preparation of the initial Financing Documents, $4,000 plus all disbursements associated herewith up to a maximum of $1,000 (plus reimbursement of UCC searches and filings and other costs); (b) to pay or reimburse the Lender for all its costs and expenses (including without limitation all reasonable fees and disbursements of legal counsel (whether outside counsel or in-house counsel) and all other professional fees and disbursements and all costs of any appraisals, environmental studies and of any audits of Borrower's or any of its Subsidiaries books and records or properties) incurred by the Lender in connection with the preservation, defense, protection, exercise or enforcement (including without limitation collection and/or realization on any collateral or other security), or attempted preservation, defense, protection, exercise or enforcement (including without limitation collection and/or realization on any collateral or other security) of this Agreement, the Note or any other Financing Document or any of the Lender's rights, remedies or powers hereunder or thereunder, and (c) to pay, indemnify, and hold the Lender and Lender's employees, officers, directors and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, fines, claims, actions, judgments, suits, cost recovery actions, response costs, compliance costs, costs, expenses or disbursements of any kind or nature whatsoever (including without limitation attorneys' fees and disbursements) arising out of or otherwise related to or connected with (i) this Agreement, the Note or any of the other Financing Documents; (ii) the exercise by the Lender of any of its rights, remedies or powers hereunder, the Note or any of the other Financing Documents; (iii) any misrepresentation, inaccuracy, or breach of any representation, warranty, covenant, or agreement contained or referred to herein or any other Financing Document; or (iv) any Hazardous Material at, on, in, under, or about all or any portion any property owned, occupied and/or operated by the Borrower and/or its Subsidiaries or any Release of any Hazardous Materials by the Borrower and/or its Subsidiaries or any violation by the Borrower and/or its Subsidiaries of, or liability of the Borrower under, any Environmental Laws (all the foregoing under this subparagraph (c), collectively, the "indemnified liabilities"), and, in addition, at Lender's discretion, Borrower and TFCI shall defend (with counsel satisfactory to the Lender) Lender against those indemnified liabilities which the Lender shall choose Borrower and TFCI to defend Lender against (provided, that, it is understood and agreed that all reasonable costs and expenses of counsel incurred by Lender in defending itself any indemnified liability shall be indemnified liabilities for which Borrower or TFCI is responsible for payment under this subparagraph (c)); PROVIDED that neither the Borrower nor TFCI shall have any obligation hereunder to the Lender with respect to indemnified liabilities to the extent that such liabilities are determined by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lender. The agreements in this Section shall survive any payment of the Note or any other amounts payable hereunder or under any other Financing Document and/or any termination of any Financing Document or the release of any collateral. All amounts payable under this Section shall be payable by the Borrower and TFCI on demand by the Lender. The Borrower and its Subsidiaries, for themselves and their successors and assigns, hereby, to the fullest extent permitted by applicable law, forever waive, release and covenant not to bring any demand, claim, cost recovery action or lawsuit they may now or hereafter have or accrue against the Lender or its officers, directors, employees or agents arising from the same facts or circumstances as any indemnified liability.

     8.8. INTEGRATION. This Agreement and the other Financing Documents represent the agreement of the Borrower and TFCI and the Lender with respect to the subject matter hereof and thereof and supersede all negotiations and prior writings with respect to the subject matter hereof and thereof (including the Commitment Letter), AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE LENDER RELATIVE TO SUBJECT MATTER HEREOF OR THEREOF THAT ARE NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER FINANCING DOCUMENTS.

     8.9.  GENDER  AND  NUMBER;  "INCLUDING"  NO  RULE OF  STRICT  CONSTRUCTION.
Whenever the context herein so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice-versa. The word "including", whenever used in any Financing Document, shall mean "including, but not limited to," whether or not the phrase ", but not limited to," or similar phrase, accompanies such word.

     (b) Borrower and TFCI acknowledge that Borrower and TFCI and their counsel have had an opportunity to review and negotiate the terms and provisions of this Agreement and the other Financing Documents and no rule of strict construction shall be used against the Lender with respect to any of the Financing Documents.

     8.10. PAYMENTS SURRENDERED. If, after receipt of any payment of all or any part of any Loan, or with respect to any other obligation under any of the Financing Documents, the Lender is compelled or required or agrees, for settlement purposes, to surrender such payment to any Person for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Financing Documents shall continue in full force and effect, and the Borrower and Guarantors shall be fully liable for, and shall indemnify, defend and hold harmless the Lender with respect to the full amount so surrendered.

     8.11 COMPLIANCE. The determination of the Borrower's (or TFCI's) compliance with the Specified Covenant Tests, all other applicable covenants in Article 5 hereof and any other applicable provisions hereof shall be based upon GAAP applied on a basis consistent with that used in preparing the Financial Statements unless otherwise subsequently and specifically agreed to in writing by the Lender.

     8.12 STAMP TAX. The Borrower will pay any stamp or other tax which becomes payable in respect of the Note or this Agreement or other Financing Document.

     8.13 SCHEDULES, EXHIBITS, APPENDICES AND ANNEXES. Any and all schedules, exhibits, appendices and annexes to this Agreement shall constitute a part of this Agreement for all purposes.

     8.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein, in the other Financing Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the Note or any other Financing Document and any investigation by the Lender.

     8.15 SET-OFF; LIEN. (a) In addition to any other rights, remedies and powers of the Lender provided by Applicable Law or any agreement, instrument or other document (including this Agreement), the Lender, upon the occurrence and during the continuance of any Event of Default or any Default (or if any order (or the like) for any garnishment, attachment, levy or lien on any deposit account of the Borrower or TFCI with the Lender is issued) shall have the right (and is hereby authorized) at any time or from time to time, without the need for prior notice to the Borrower or TFCI, any such notice being expressly waived by the Borrower and TFCI to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final, and including, without limitation, any and all bank accounts and certificates of deposit) and any other monies, cash, credits, indebtedness or claims, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit of the account of the Borrower or TFCI against any and all of the Liabilities of the Borrower or TFCI to the Lender, whether now or hereafter existing and whether or not arising under any Financing Document, irrespective of whether or not the Lender shall have made any demand under this Agreement or the Note and whether or not any or all such Liabilities are matured, even if affecting such set-off or application results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. Lender agrees promptly to notify the Borrower or TFCI, as the case may be, after any such set-off and application made by Lender; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

     8.16 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, each of which shall be considered an original but all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.17 LOSS, THEFT, ETC. OF NOTE. Upon receipt by the Borrower of reasonably satisfactory evidence of the loss, theft, mutilation or destruction of the Note, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Borrower, or in the event of such mutilation upon surrender and cancellation of the Note, the Borrower will execute and deliver without expense to the holder thereof, a new Note, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however that if any Institutional Holder is the then owner of any such lost, stolen or destroyed Note, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of such Note at the time of such loss, theft or destruction shall be accepted as reasonably satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note other than the written agreement of such owner to indemnify the Borrower.

     8.18 SUBMISSION TO JURISDICTION; WAIVER OF PUNITIVE OR CONSEQUENTIAL DAMAGES. Each of the Borrower and TFCI hereby irrevocably and unconditionally:

          (A)  SUBMITS  FOR  ITSELF  AND ITS  PROPERTY  IN ANY  LEGAL  ACTION OR
     PROCEEDING ARISING OUT OF OR OTHERWISE RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF CONNECTICUT;

          (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that Borrower or TFCI may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or TFCI, as the case may be, at its address set forth in Section
     8.6 or at such other address of which the Lender shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Lender (or its successors or assigns) to bring any legal action or proceeding in any other jurisdiction;

          (e) agrees that, notwithstanding the foregoing, any action brought by the Borrower and/or its Subsidiaries against the Lender shall be commenced and maintained only in a state or federal court located in Connecticut; and

          (f) waives, to the fullest extent permitted under Applicable Law, any right Borrower and/or TFCI may have to claim or recover in any legal action or proceeding arising out of or otherwise related to or connected with this Agreement, the Note or any other Financing Document any special, exemplary, punitive or consequential damages, except to the extent such damages are caused by the willful misconduct of the Lender.

     8.19 CERTAIN ACKNOWLEDGEMENTS. Each of the Borrower and TFCI hereby acknowledges that:

          (a) Each of them has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Note and the other Financing Documents;

          (b) the Lender does not have any fiduciary relationship to the Borrower and/or its Subsidiaries and the relationship between Lender on the one hand, and the Borrower and its Subsidiaries on the other hand, is solely that of creditor and debtor;

          (c) no joint venture exists among the Borrower, its Subsidiaries and the Lender; and

          (d) each of the Borrower and TFCI has made its own independent determination and decision (i) to borrow hereunder and to enter into this Agreement and any other Financing Document to which it is a party and (ii) that it can comply with the terms and provisions hereof and thereof.

     8.20. GOVERNING LAW; JURY TRIAL AND CHAPTER 903A WAIVERS. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE LENDER AND THE BORROWER AND TFCI UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT, REGARDLESS OF ANY PRINCIPLES OF CONFLICTS OF LAWS THEREUNDER.

         (B) THE BORROWER AND TFCI HEREBY KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

         (C) EACH OF THE BORROWER AND TFCI ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE BORROWER AND TFCI HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHT WHICH THE BORROWER OR TFCI MIGHT HAVE TO A NOTICE AND HEARING UNDER SECTIONS 52-278A TO 52-278G, INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THAT THE LENDER (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS AGREEMENT, THE NOTE OR ANY OTHER FINANCING

DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered as of the day and year first above written.


WITNESS:                                    ASTREX, INC.


/s/ Edward A. Weiss                         By: /s/ Irene Marcic
--------------------------------------------------------------------------------
Name:  Edward A. Weiss                      Name: Irene Marcic
                                            Title: Vice President


                                            T.F. CUSHING, INC.


/s/ Edward A. Weiss                         By: /s/ Irene Marcic
--------------------------------------------------------------------------------
Name:  Edward A. Weiss                      Name: Irene Marcic
                                            Title: Vice President


                                            FLEET NATIONAL BANK


/s/ Edward A. Weiss                         By /s/ Anthony McKiernan
--------------------------------------------------------------------------------
Name:  Edward A. Weiss                      Name: Anthony McKiernan
                                            Title: Assistant Vice-President

STATE OF CONNECTICUT)
                                    )        ss: Stamford
COUNTY OF FAIRFIELD                 )

     The foregoing  instrument was acknowledged  before me this 9th day of July,
1997  by  Irene  Marcic,  the  Vice  President  of  ASTREX,   INC.,  a  Delaware
corporation, on behalf of the corporation.


                                            /s/ Judith P. Pepler
                                            --------------------------------
                                            Name: Judith P. Pepler
                                            Notary Public
                                            My Commission Expires 2/28/2000

STATE OF CONNECTICUT)
                                    )  ss: Stamford
COUNTY OF FAIRFIELD                 )

     The foregoing instrument was acknowledged before me this 9th day of July, 1997 by Michael McGuire, the President of T.F. CUSHING, Inc., a Massachusetts corporation, on behalf of the corporation.


                                            /s/ Judith P. Pepler
                                            --------------------------------
                                            Name: Judith P. Pepler
                                            Notary Public
                                            My Commission Expires 2/28/2000


[SEAL]



STATE OF CONNECTICUT)
                                    )  ss: Stamford
COUNTY OF FAIRFIELD                 )

     The foregoing instrument was acknowledged before me this 9th day of July, 1997 by Anthony McKiernan, an Assistant Vice-President of Fleet National Bank, a national banking association, on behalf of the corporation.


                                            /s/ Judith P. Pepler
                                            ---------------------------------
                                            Name: Judith P. Pepler
                                            Notary Public
                                            My Commission Expires 2/28/2000


[SEAL]

                                    EXHIBITS
                                    --------

                  A        -        Form of Promissory Note

                  B        -        Borrowing Base Certificate

                  C        -        Letter of Authorization to Postmaster



                                    SCHEDULES
                                    ---------

                  A        -        Exceptions

                  B        -        Subsidiaries

                  C        -        Trade Names



                                    APPENDIX
                                    --------

                  A        -        Definitions

                               Schedule A


                  None.